Interest rate risk (Details Narrative)	12 Months Ended
Dec. 31, 2017
Interest Rate Risk Details Narrative
Increase decrease interest rates percentage description

Based on the value of variable interest-bearing cash during the year ended December 31, 2017, an assumed 0.5% increase or 0.5% decrease in interest rates during such period would have had no significant effect on the net loss.